UNITED STATES
		  SECURITIES AND EXCHANGE COMMISSION
		        WASHINGTON, D.C.  20549

			       FORM 8-K

	Current Report Pursuant to Section 13 or 15(d) of
		The Securities Exchange Act of 1934

	                  December 7, 2006
	Date of Report (Date of earliest event reported)

  		            TelVue Corporation
    (Exact name of registrant as specified in its charter)

	Delaware	              0-17170         51-0299879
(State or other jurisdiction  (Commission    (I.R.S. Employer
  of incorporation)            File Number)   Identification No.)


			16000 Horizon Way, Suite 500,
			Mt. Laurel, New Jersey  08054
		(Address of principal executive offices)


  			          856-273-8888
	(Registrant's telephone number, including area code)


                                N/A
			(Former name or former address,
			if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__	Written communications pursuant to Rule 425 under the Securities Act
  	(17 CFR 230.425)

__	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 	(17 CFR 240.14a-12)

__	Pre-commencement communications pursuant to Rule 14d-2(b) under the
 	Exchange Act(17 CFR 240.14d-2(b))

__	Pre-commencement communications pursuant to Rule 13e-4(c) under the
 	Exchange Act(17 CFR 240.13e-4(c))


ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
		APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
		CERTAIN OFFICERS

	On December 7, 2006, Stanley H. Greene, Senior Vice President, formerly a part-time consultant, resigned from his position at TelVue Corporation.

                                 SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	December 12, 2006             TelVue Corporation


                                    By:    /s/ Joseph Murphy
                                    Name:  Joseph Murphy
                                    Title: President and Chief Executive Officer